Exhibit 99.1

Financial Statements

Year Ended

December 31, 2013

FIRST AID ONLY, INC.

YEAR ENDED DECEMBER 31, 2013

CONTENTS

Independent Auditors’ Report	1

Audited Financial Statements

Balance Sheet	2
Statement of Income and Retained Earnings	3
Statement of Cash Flows	4
Notes to Financial Statements	5

5 0 3 697 41 18 — D E L A P C P A .COM — 5 8 8 5 ME AD O W S R O A D , No . 2 0 0 — L A KE O S W E GO , O R 97 035

Independent Auditors' Report

To the Board of Directors and Shareholders of

First Aid Only, Inc.

We have audited the accompanying balance sheet of First Aid Only, Inc. (an S corporation) as of December 31, 2013, and the related statements of income and retained earnings and cash flows for the year then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Aid Only, Inc. as of December 31, 2013, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Delap LLP

April 21, 2014

1

FIRST AID ONLY

BALANCE SHEET

DECEMBER 31, 2013

(See accompanying notes and independent auditors' report)

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$116,480
Accounts receivable, net	2,103,376
Inventories, net	2,912,659
Advances and other assets	65,293
Prepaid expenses	97,023
Total current assets	5,294,831

Property, plant and equipment, net	850,629

OTHER ASSETS
Due from shareholder	376,561
Goodwill	2,689,495
Patents, net	23,697
Total other assets	3,089,753

TOTAL ASSETS	$9,235,213

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Line of credit	$2,402,554
Accounts payable	1,186,223
Accrued liabilities	475,339
Current portion of long-term debt	169,419
Current portion of capital lease obligation	25,521
Total current liabilities	4,259,056

LONG-TERM LIABILITIES, net of current portion
Capital lease obligation	70,704
Due to shareholders	1,458,077
Total long-term liabilities	1,528,781

TOTAL LIABLITIES	5,787,837

SHAREHOLDERS' EQUITY
Common stock, no par value, 50,000 shares authorized,
1,340 shares issued, 1,140 shares outstanding	1,219,793
Treasury stock, 200 shares at cost	(435,449)
Retained earnings	2,663,032
Total shareholders' equity	3,447,376

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$9,235,213

2

FIRST AID ONLY, INC.

STATEMENT OF INCOME AND RETAINED EARNINGS

YEAR ENDED DECEMBER 31, 2013

(See accompanying notes and independent auditors' report)

SALES	$18,464,050

LESS RETURNS, ALLOWANCES AND INCENTIVES	1,081,422

NET SALES	17,382,628

COST OF SALES	12,177,421

Gross profit	5,205,207

GENERAL AND ADMINISTRATIVE EXPENSES	1,649,094

SELLING EXPENSES	2,480,664

Operating profit	1,075,449

OTHER INCOME (EXPENSE)	8,853
Interest income
Other expenses, net	(23,152)
Interest expense	(228,162)
Net loss on asset disposition	(711)
Total other expense, net	(243,172

NET INCOME	832,277

RETAINED EARNINGS, BEGINNING OF YEAR, AS RESTATED	1,830,755

RETAINED EARNINGS, END OF YEAR	$2,663,032

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FIRST AID ONLY, INC.

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2013

(See accompanying notes and independent auditors' report)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$832,277
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	347,713
Net loss on asset disposition	711
Net change in:
Accounts receivable	(383,342)
Inventories	(482,566)
Advances and other assets	(10,908)
Prepaid expenses	13,982
Accrued interest income from shareholder	(8,502)
Accounts payable	108,557
Accrued liabilities	(88,280)
Net cash provided by operating activities	329,642

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property, plant and equipment	(81,452)
Net cash used by investing activities	(81,452)

CASH FLOWS FROM FINANCING ACTIVITIES
Net activity on line of credit	74,476
Payments on long-term debt	(217,517)
Payments on capital lease obligation	(24,551)
Net cash used by financing activities	(167,592)

INCREASE IN CASH AND CASH EQUIVALENTS	80,598

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	35,882

CASH AND CASH EQUIVALENTS, END OF YEAR	$116,480

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$228,187

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FIRST AID ONLY, INC.

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2013

NOTE 1 – ORGANIZATION

Business and Organization – The financial statements present the operations of First Aid Only, Inc. (the Company). The Company was incorporated in the state of Washington on January 1, 1988. The Company is located in Vancouver, WA and is engaged in the design, assembly and wholesale distribution of first aid and emergency preparedness kits. Customers include commercial, retail, discount and nonprofit organizations throughout North America.

Basis of Accounting – The Company’s financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (GAAP).

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Restatement of Prior Year Amounts – Retained earnings as of December 31, 2012 has been restated to reflect the cumulative effect of corrections of prior year errors related to inventory standard cost variance capitalization and amortization, inventory excess and obsolescence reserve, commission advancement write-off and accrual of selling expenses.

Retained earnings – December 31, 2012, as previously reported	$2,614,208
Inventory standard cost variance capitalization and amortization	(404,211)
Inventory excess and obsolescence reserve	(343,103)
Commission advancement write-off	(60,000)
Accrual of selling expenses	23,861
Retained earnings – December 31, 2012, as restated	$1,830,755

Had these errors not occurred, net income for the year ended December 31, 2012 would have decreased by approximately $380,350.

Cash and Cash Equivalents – The Company considers all highly liquid investments with original maturities of three months or less on the date of acquisition to be cash or cash equivalents.

Accounts Receivable – Accounts receivable are recorded when customer orders are shipped and are written off when they are determined to be uncollectible. The allowance for doubtful accounts is estimated based on the Company’s historical losses, review of specific problem accounts, the existing economic conditions in the industry and the financial stability of its customers. The Company considers accounts receivable past due after 30 or 60 days, depending upon the customer. The allowance for doubtful accounts was $20,781 as of December 31, 2013.

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FIRST AID ONLY, INC.

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2013

Inventories – Inventories consist of raw materials and finished goods. Inventories are stated at the lower of cost or market. Cost is determined using standard costs, which approximates the first-in, first-out method.

Fixed production overhead costs are allocated to inventories based upon normal capacity of production facilities.

The Company periodically evaluates inventories based upon business trends and analyzes movement of items within inventories in an effort to determine the likelihood that inventory will be sold or used before expiration dates are reached. The Company provides an allowance against that portion of inventory that it believes is unlikely to be sold before expiration dates are reached.

Property, Plant and Equipment – Property, plant and equipment, which includes software costs, and leasehold improvements are recorded at cost and include expenditures for items which substantially increase the useful lives of the existing property, plant and equipment. Expenditures for maintenance and repairs are charged to operations as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the assets as follows:

Equipment	3 to 11 years
Furniture and fixtures	3 to 7 years
Leasehold improvements	5 to 15 years
Computer equipment and software	3 to 7 years
Website development	5 years

Capital lease equipment is recorded at the lower of fair market value or the present value of the minimum lease payments. Assets held under capital leases and leasehold improvements are amortized using the straight-line method over the lesser of the estimated useful life of the asset or the lease term.

The Company allocates a portion of depreciation expense as overhead in determining cost of sales. Depreciation and amortization expense on property, plant and equipment totaled $345,173 for the year ended December 31, 2013.

Website Development Costs – The Company capitalizes costs associated with the development of its website. In accordance with GAAP, the capitalized costs are associated with infrastructure development and graphic and content development. The website is designed for use by internal personnel, marketing and informational purposes, and processing of customer sales. Website development amortization expense totaled $108,905 for the year ended December 31, 2013, and is included in depreciation and amortization in the cash flow statement.

Intangibles - The Company acquired the trade name and packaging design known as the “SmartCompliance System” from a related entity in 2005. GAAP requires that the unamortized value of purchased goodwill be evaluated annually to determine whether the amount reflected on the balance sheet as an asset has been impaired. In management’s opinion, there has been no impairment to the value of recorded goodwill during the year ended December 31, 2013.

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FIRST AID ONLY, INC.

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2013

Over the years the Company has acquired patents that amounted to $28,102 as of December 31, 2013. Patents are amortized using the straight line method over a useful life of 20 years. Amortization of patents for the year ended December 31, 2013 was $2,540. Accumulated amortization of patents was $4,405 as of December 31, 2013.

Revenue Recognition – The Company recognizes revenue when persuasive evidence of an arrangement exists, the delivery of the product has occurred, the price is fixed and determinable, and collectability is reasonably assured. Delivery is considered to have occurred upon shipment and transfer of title to the customer. Net sales represent product sales less actual returns, spoilage allowances, allowances for products deemed to be unsaleable by the customers and slotting fees, rebates and other expenditures. Allowances are based upon known claims and an estimate of additional returns when the amount of future returns can be reasonably estimated.

The Company accounts for payments and discounts made to its customers in accordance with GAAP. Payments to customers for product placement, sales incentives or rebates, etc. are recorded as reductions of revenue. As part of these programs, the Company expensed $668,992 for the year ended December 31, 2013.

Advertising Costs – Advertising costs are expensed as incurred and totaled $269,296 for the year ended December 31, 2013.

Shipping and Handling Charges – The Company reports shipping and handling expenses as part of cost of sales.

Income Tax Status – The Company has elected S corporation status under the Internal Revenue Service code. Instead of paying corporate income taxes, the shareholders of an S corporation are taxed individually on the Company’s income. Therefore, no provision or liability for corporate income taxes has been included in these financial statements. For the year ended December 31, 2013, there were no uncertain tax positions taken that would require accrual of interest and penalties on unrecognized tax benefits.

The Company files income tax returns in the U.S. federal jurisdiction. The Company is no longer subject to U.S. federal income tax examinations by tax authorities for years prior to 2011. There were no such examinations pending or in progress as of December 31, 2013.

Use of Estimates – Preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk – The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents. The Company has a policy to not exceed federally insured limits.

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FIRST AID ONLY, INC.

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2013

Concentration of Accounts Receivable – As of December 31, 2013, two customers made up

42% of the Company’s accounts receivable balance.

Concentration of Vendors – During the year ended December 31, 2013, the Company purchased approximately 25% of its inventories from one vendor.

NOTE 3 – INVENTORIES

Inventories consist of the following as of December 31, 2013:

Raw materials	$2,616,259
Finished goods	715,600
Less reserve for excess and obsolescence	(419,200)
$2,912,659

NOTE 4 – PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consists of the following as of December 31, 2013:

Equipment	$2,449,857
Furniture and fixtures	217,855
Leasehold improvements	477,752
Computer equipment and software	1,001,290
Website development costs	536,002
Construction in progress	46,429
4,729,185
Less accumulated depreciation and amortization	3,878,556
$850,629

NOTE 5 – PATENTS

Future patent amortization expense as of December 31, 2013 is as follows:

2014	$1,405
2015	1,405
2016	1,405
2017	1,405
2018	1,405
Thereafter	16,672
$23,697

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FIRST AID ONLY, INC.

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2013

NOTE 6 – RELATED PARTY TRANSACTIONS

Due from shareholder consists of the following as of December 31, 2013:

Unsecured note due from shareholder, principal and interest accrues at 2.31% and is due in a lump sum payment May 2016.	$376,561

Due to shareholders consist of the following as of December 31, 2013:

Unsecured notes payable to shareholders with interest ranging from 7% to 11%. Due in monthly installments of interest only. Subordinated to all bank debt. Maturity dependent upon repayment of bank debt. A waiver of original note terms has been agreed to by the shareholders.	$930,000

Unsecured notes payable to shareholders; interest accrues at 10% annually. A waiver of original note terms has been agreed to by certain shareholders.	528,077
$1,458,077

The Company purchases inventory from USFAC, LLC which is 100% owned by three shareholders owning a majority of the Company. Total purchases for the year ended December 31, 2013 were $99,479. The Company owed USFAC, LLC $20,714 as of December 31, 2013, which is included in accounts payable on the accompanying balance sheet.

NOTE 7 – LINE OF CREDIT

The Company maintains a $3,000,000 revolving line of credit with a commercial bank which is guaranteed by certain Company shareholders and collateralized by substantially all Company assets. The line of credit matures July 1, 2015. Interest is payable monthly at prime plus .0% to 2.0% depending on certain defined ratios. The interest rate was 3.25% as of December 31, 2013.

The line of credit, capital lease obligation and term loan are supported by agreements which require the Company to maintain a predetermined current ratio, total senior liabilities to adjusted tangible capital ratio and operating cash flow to fixed charge ratio. As of December 31, 2013, management believes the Company was in compliance with all such loan covenants.

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FIRST AID ONLY, INC.

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2013

NOTE 8 – LONG-TERM DEBT

Long-term debt is as follows as of December 31, 2013:

Term loan with a commercial bank. Interest accrues at 5.95% with monthly principal and interest payments of $19,348. Collateralized by substantially all Company assets and guaranteed by certain Company shareholders. Matures on September 14, 2014.	$169,419

NOTE 9 – CAPITAL LEASE

Certain long-term lease transactions relating to the financing of computers are accounted for as capital leases. Capital lease obligation reflects the present value of future rental payments, less an interest amount implicit in the lease. The capital lease is collateralized by substantially all Company assets and guaranteed by one majority shareholder. $11,415 of the obligation was used to purchase an annual maintenance contract and the remainder is capitalized as equipment and amortized over the individual asset’s estimated useful life. Amortization of assets under the capital lease obligation is included in depreciation and amortization expense. Equipment under the capital lease included in the balance sheet totaled $118,524 as of December 31, 2013, with corresponding accumulated depreciation of $23,705 as of December 31, 2013.

Capital lease obligation is as follows as of December 31, 2013:

Capital lease with a commercial bank for computer equipment. Interest rate 3.89% with monthly payments of $2,401. Collateralized by substantially all Company assets and guaranteed by one majority shareholder. Matures on July 19, 2017.	$96,225
Less current portion	25,521
$70,704

Minimum future lease payments under the capital lease are as follows for the years ending December 31:

2014	$28,812
2015	28,812
2016	28,812
2017	16,807
Total minimum payments	103,243
Less amount representing interest	7,018
Present value of minimum lease payments	$96,225

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FIRST AID ONLY, INC.

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2013

NOTE 10 – OPERATING LEASES

The Company maintains a triple net operating lease, held by a shareholder lessor, for office and warehouse space expiring in May 2018. The Company allocates a portion of rent expense as overhead in determining cost of sales. Total rent expense under the lease and warehouse commitment was $357,000 for the year ended December 31, 2013.

The Company leases equipment under various operating leases expiring through 2017. Rent expense under these operating leases was $7,703 for the year ended December 31, 2013.

Minimum future payments required by the operating leases are as follows for the years ending December 31:

2014	$384,428
2015	391,938
2016	399,638
2017	406,918
2018	167,750
$1,750,672

NOTE 11 – 401(k) PLAN

The Company participates in a 401(k) plan with Xenium, LLC, a professional employment organization. There were no employer 401(k) contributions for the year ended December 31, 2013.

NOTE 12 – STOCK RESTRICTIVE AGREEMENT

Pursuant to a stock restrictive agreement, the entire interest in common stock of the Company held by any shareholder at the time of his death shall be subject to sale to the Company and the Company shall be obligated to purchase the entire interest owned by the deceased shareholder. The Company shall purchase all of the deceased’s interest within 30 days of notice of death. In the event that any shareholder shall be adjudged bankrupt, common stock is levied upon or attached by a creditor, or transferred under a decree of marital dissolution, then such shareholder shall be obligated to sell to the Company and the Company shall be obligated to purchase the entire interest in the common stock of the Company owned by the shareholder. There were no such events as of or during the year ended December 31, 2013.

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FIRST AID ONLY, INC.

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2013

NOTE 13 – SUBSEQUENT EVENTS

In February 2014, the Company signed a letter of intent to be acquired by Acme United Corporation (ACME). Under the terms of the letter of intent, ACME will purchase substantially all of the assets of the Company net of certain liabilities. The Chief Executive Officer of the Company will also enter into a one-year employment agreement in connection with the transaction. The letter of intent is subject to a number of conditions and consents, and the transaction is expected to be completed no later than May 2, 2014.

Subsequent events have been evaluated by the Company's management through April 21, 2014, which is the date the financial statements were available to be issued.

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